Exhibit 99.2 SECOND QUARTER 2019 EARNINGS PRESENTATION July 25, 2019

DISCLAIMER Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance.  Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” "target," “outlook” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. These forward-looking statements include: management plans relating to the proposed acquisition of First Staunton Bancshares, Inc. (“proposed transaction”); the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain any required regulatory approvals; any statements of the plans and objectives of management for future operations, products or services; any statements of expectation or belief; projections related to certain financial results or other benefits of the proposed transaction; and any statements of assumptions underlying any of the foregoing. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings, and such factors are incorporated herein by reference. Additional factors which may cause actual results of the proposed transaction to differ materially from those contained in forward-looking statements are the possibility that expected benefits of the proposed transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; the proposed transaction may not be timely completed, if at all; that required regulatory approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of shareholders, customers, employees or other constituents to the proposed transaction; and diversion of management time on acquisition-related matters.   Non-GAAP Measures This presentation includes certain non-GAAP financial measures. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation. 2

FIRST HALF 2019

Solid Loan Growth



($ in billions)
$20.3
$22.5
$23.2
1H17
1H18
1H19
Total loans

Improving Efficiency



66.5%
68.2%
63.0%
65.1%
62.4%
60.8%
1H17
1H18
1H19
Federal Reserve efficiency ratio
Adjusted efficiency ratio[1]

Capital Discipline



9.9%
10.5%
10.1%
7.1%
7.3%
7.4%
1H17
1H18
1H19
CET1 ratio
TCE ratio[2]

Earnings Momentum



$0.71
$0.90
$0.99
1H17
1H18
1H19
GAAP EPS

Solid average loan growth trends...

- First half 2019 total loans annual growth rate of 7% since first half 2017
- Growth from 2018 driven by strong commercial and business lending

...coupled with improving efficiency...

- YTD adjusted efficiency ratio[1] improved over 400 bps from first half 2017

...and disciplined capital deployment while maintaining a strong capital position...

- First half 2019 dividend payout ratio of 34%
- Repurchased $70M of shares in first half 2019

...are driving earnings per share growth

- YTD EPS up 10% versus 1H18
- YTD ROCET1[3] up ~60 bps versus first half 2018

[1] The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The adjusted efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization and acquisition related costs, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net and acquisition related costs. Please refer to the appendix for a reconciliation of the Federal Reserve efficiency ratio to the adjusted efficiency ratio.
[2] Tangible common equity / tangible assets. This is a non-GAAP financial measure. See Appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.
[3] Return on average common equity Tier 1.

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SECOND QUARTER 2019 UPDATE[1]

Net income available to common equity of $81 million, or $0.49 per common share, or $0.51 per common share excluding acquisition related costs[2]

Growing C&I and CRE Lending	Repositioning Funding Mix	Improving Fee Income	Ongoing Capital Optimization

Commercial Lending

- Average commercial and business lending growth of 3%
- CRE returns to growth

Fee Income Trends

- Mortgage banking income increased $5 million
- Capital markets fees increased $2 million

Funding Management

- Period-end checking, NOW and savings balances grew by over $750 million, driven by the Huntington branch acquisition
- Period-end network deposits decreased by ~$400 million
- Loans/deposits ratio was 92% at period end

Capital Optimization

- Repurchased $40 million of common stock during 2Q 2019
- Common equity Tier 1 capital ratio of 10.13% at period end

[1]Unless otherwise noted, all comparisons are made with reference to first quarter 2019 results.
[2]This is a non-GAAP financial measure. See Appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.

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LOAN PORTFOLIO - QUARTERLY TRENDS Average Quarterly Loans Average Net Loan Change (from 1Q 2019) ($ in billions) ($ in millions) YoY Mortgage warehouse $165 Growth $23.0 $23.0 $22.8 $23.1 $23.4 General commercial $70 Total Commercial & business loans: $7.7 $7.9 $8.0 $8.4 $8.6 12% Power & utilities $41 +$245 million (+3% QoQ) REIT $31 CRE - investor $29 $8.3 $8.3 $8.3 $8.4 $8.4 Residential mortgage $12 $(16) Real estate construction $1.3 $1.3 $1.3 $1.2 $1.2 $(19) Home equity & other consumer $5.7 $5.4 $5.2 $5.1 $5.1 $(61) Oil & gas 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Home equity & other consumer Residential mortgage Commercial real estate Commercial & business lending 5

COMMERCIAL LOAN MANAGEMENT1 Commercial & Business Oil & Gas Loans Commercial Real Estate Lending2 ($ in billions) ($ in millions) ($ in billions) Commercial and Business ...while Oil & Gas portfolio is ...and Commercial Real Lending grows... de-risked... Estate rebounds 34% 34% 32% 32% 33% 24% 23% 22% 22% 22% $7.8 $7.9 $7.3 $7.3 $7.6 3.2% 3.3% 3.3% 3.0% $5.5 $5.3 $5.1 $5.1 $5.2 2.8% $682 $731 $747 $754 $657 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 CB&L (excluding oil & gas loans) Oil & gas as percent of total loans CRE as a percent of total loans as a percent of total loans 1All values as of period end. 2Excluding oil & gas loans. 6

CRE TRENDS Total CRE Commitments and Outstanding CRE Unfunded Commitments Balances ($ in billions) ($ in billions) Total commitments have increased faster Unfunded CRE commitments represent a than outstanding balances since 2Q 2017 larger pipeline for future loan growth $7.3 26.1% $6.9 22.3% 21.6% $6.4 $5.7 $5.1 $5.0 $1.8 $1.6 $1.4 2Q 2017 2Q 2018 2Q 2019 2Q 2017 2Q 2018 2Q 2019 CRE average total commitments CRE avg unfunded commitments / avg total commitments CRE average total outstanding balance CRE avg unfunded commitments 7

INVESTMENT SECURITIES PORTFOLIO TRENDS Portfolio and Yield Trends (Quarterly) Investments / Average Earning Assets ($ in billions) 3.77% 3.63% 3.68% 3.73% 3.74% 24% 23% 23% 22% 21% 2.34% 2.36% 2.22% 2.26% 2.29% 2Q 2015 2Q 2016 2Q 2017 2Q 2018 2Q 2019 $7.0 $6.9 $6.8 $6.8 $6.5 $1.5 Portfolio Fair Value Composition $1.6 $1.7 $1.8 $1.9 GNMA CMBS 32% $5.5 $5.3 $5.1 MBS 8% $5.0 $4.5 Municipals ABS 4% 32% Agency CMOs 23% Other <1% 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Tax-exempt securities Taxable securities 8

DEPOSIT PORTFOLIO TRENDS Average Quarterly Deposits Period-end Funding Change (from 1Q 2019) ($ in billions) ($ in millions) $24.7 $25.1 $24.2 $24.6 $23.6 Savings $375 $5.1 Lower- $5.3 $5.4 $5.0 $5.1 cost funding Interest-bearing demand $360 +$756 million $5.0 $4.7 $5.0 $4.7 $4.8 Noninterest-bearing demand $21 $1.9 $2.1 $2.3 $1.9 $2.0 $(202) FHLB advances $7.5 $7.4 $7.1 Higher- $7.2 $7.1 $(232) Money market cost funding -$1.2 $(384) Time deposits billion $2.6 $3.0 $3.1 $3.1 $3.5 $2.1 $2.0 $1.9 $2.2 $2.0 $(399) Network transaction deposits 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Network transaction deposits Money market Interest-bearing demand Time deposits Savings Noninterest-bearing demand 9

REPOSITIONING FUNDING1 FHLB Advances and Network Quarter-end Loan to Deposit Ratio Transaction Deposits 98% ($ in billions) 96% 94% 94% $4.8 92% 91% 90% 89% $4.3 1Q 2Q 3Q 4Q 2019 $3.5 Historical Quarter-end Range 2014 - 2019 Historical Quarter-end Range 2014 - 2018 $3.1 $3.2 $2.7 Quarter-end Low-cost Deposit Mix (%) $2.1 Checking and Savings $1.8 represent over 52% 27% 21% 21% 13% 10% 7% 2Q 2016 2Q 2017 2Q 2018 2Q 2019 Money market Savings Network transaction deposits FHLB Advances Noninterest-bearing demand Network transaction deposits Interest-bearing demand Time deposits 1Period end values 10

NET INTEREST INCOME AND MARGIN- QUARTERLY TRENDS Net Interest Income & Net Interest Margin Average Yields ($ in millions) 5.51% 3.02% 3.02% 2.92% 2.90% 5.19% 5.19% 2.87% 5.06% 4.98% 4.86% $226 $224 4.78% 4.79% 4.52% 4.56% $219 $9 $7 $216 $214 $5 $2 $3 3.52% 3.54% 3.36% 3.45% 3.47% 2.78% 2.81% 2.56% 2.61% 2.70% $217 $214 $217 $214 1.51% 1.54% $211 1.26% 1.39% 1.08% 1.30% 1.35% 1.03% 1.14% 0.83% 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Commercial real estate Acquisition related prepayments and purchased loan Investments and other accretion, net loans Total interest-bearing Net interest income, net of acquisition related Commercial and business liabilities prepayments and purchased loan accretion lending loans Total residential Total interest-bearing Net interest margin mortgage loans deposits 11

NONINTEREST INCOME TRENDS ($ IN MILLIONS) Mortgage Banking, Net $96 $93 $9 $91 $88 $84 $6 $5 $4 $3 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 $16 $17 $15 $15 $16 Wealth Management Fees1 $20 $20 $21 $41 $41 $21 $20 $33 $32 $31 $25 $24 $22 $21 $23 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 YTD 15 YTD 16 YTD 17 YTD 18 YTD 19 Insurance commissions Service charges and deposit account fees Wealth management fees Other 12 1Figures are for first six months of the years indicated.

NONINTEREST EXPENSE - QUARTERLY TRENDS
($ IN MILLIONS)


$211
$7
$80
$124
$204
$2
$78
$124
$193
$78
$117
$192
$1
$71
$120
$198
$4
$71
$123
2Q 2018
3Q 2018
4Q 2018[1]
1Q 2019
2Q 2019
Personnel
Other
Acquisition related costs

Period End Branch Count and Average FTE


4,792
4,707
4,659
4,660
4,666
237
236
236
233
247
2Q 2018
3Q 2018
4Q 2018
1Q 2019
2Q 2019
Period End Branches
Average Full Time Employee

Efficiency Ratio[2]


65.8%
66.1%
62.4%
63.3%
62.7%
62.1%
63.7%
61.2%
61.6%
59.9%
2Q 2018
3Q 2018
4Q 2018
1Q 2019
2Q 2019
Federal Reserve efficiency ratio
Adjusted efficiency ratio

[1]$1 million of acquisition related benefits were recognized in the fourth quarter of 2018.
[2]The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The adjusted efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization and acquisition related costs, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net and acquisition related costs. Please refer to the appendix for a reconciliation of the Federal Reserve efficiency ratio to the adjusted efficiency ratio.

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CREDIT QUALITY - QUARTERLY TRENDS ($ IN MILLIONS) Potential Problem Loans Nonaccrual Loans $242 $236 $250 $241 $204 $166 $154 $156 $167 $128 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Net Charge Offs Allowance for Loan Losses to Loans $12 $13 $8 $7 1.1% 1.0% 1.0% 1.0% 1.0% $0 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 14

2019 OUTLOOK

This outlook reflects a stable to improving economy and two Fed Funds rate decreases. We may adjust our outlook if, and when, we have more clarity on these factors.

Balance Sheet Management

- 3% - 6% annual average loan growth for 2019
- Maintain loan to deposit ratio under 100%
- Full-year 2019 NIM of ~2.90%, based on two Fed rate decreases

Expense Management

- Noninterest expense of $790M - $795M
- Adjusted efficiency ratio[1] expected to improve by 100 bps to 200 bps
- Effective tax rate of ~21% for full-year 2019

Fee Businesses

- Approximately $360M - $375M full-year noninterest income
- Improving year over year fee-based revenues

Capital & Credit Management

- Provision expected to adjust with changes to risk grade, other indications of credit quality, and loan volume
- Continue to follow stated corporate priorities for capital deployment

[1]The 2019 Outlook includes the adjusted efficiency ratio which is a non-GAAP financial measure. This non-GAAP measure excludes acquisition related costs which by their nature are unpredictable and have low visibility. Estimates of these unpredictable and low visibility costs for 2019 which would be included in the GAAP efficiency measurement of the Federal Reserve Board are, therefore, unavailable.

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FNB STAUNTON TRANSACTION SUMMARY

Seller: First Staunton Bancshares

Transaction Value:
- ~$76 million for franchise
- ~1.30x 1Q 2019 reported tangible book value
- ~4% deposit premium

Consideration: 100% cash

Assets Purchased:
- Nine branches
- ~$350 million of loans

Deposits Assumed:
- ~$440 million
- 30,000 customer accounts

Required Approvals:
- Regulatory approval anticipated in early 2020

Closing and Conversion:
- Closing and conversion anticipated in Q1 2020


Staunton
Bethalto
Alton
Edwardsville
St. Louis
Belleville
MISSOURI
ILLINOIS
Associated Bank
FNB in Staunton

Source: S&P Global Market Intelligence

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ACQUISITIONS

	Huntington completed...	*...and Staunton up next*
Delivering on our Strategy	☑ Was an in-market, cost takeout driven depository acquisition	☐ Is an in-market, cost takeout driven depository acquisition
	☑ Filled in network gaps and boosts our network in key locations	☐ Fills in network gaps and boosts our network in key locations
	☑ Further improved branch density and scale across Wisconsin	☐ Further improves branch density and scale in St. Louis market
Enhancing ASB Franchise Value	☑ Expanded into new communities	☐ Expanding into new communities
	☑ Added over 60,000 deposit accounts and 33,000 households	☐ Expected to add over 30,000 deposit accounts and 16,000 loans
	☑ Acquired ~$730 million of granular branch deposits with <1% cost of funds	☐ ~$440 million of granular branch deposits with <1% cost of funds
Financially Attractive	☑ Accretive to efficiency metrics and EPS outlook	☐ Accretive to efficiency metrics and EPS outlook
	☑ Expected 45% cost savings run rate	☐ Approximately 35% cost savings expected on conversion
	☑ Minimal TBV dilution (~1.5%); $34 million net premium	☐ Minimal TBV dilution (<1%); less than 3.5 year TBV earnback expected

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APPENDIX

RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS

Efficiency Ratio	2Q19	1Q19	4Q18	3Q18	2Q18
Federal Reserve efficiency ratio	62.71 %	63.32 %	62.39 %	66.12 %	65.77 %
Fully tax-equivalent adjustment	(0.84)%	(0.77)%	(0.75)%	(0.75)%	(0.65)%
Other intangible amortization	(0.75)%	(0.73)%	(0.72)%	(0.73)%	(0.68)%
Fully tax-equivalent efficiency ratio[1]	61.13 %	61.83 %	60.93 %	64.66 %	64.45 %
Acquisition related costs adjustment	(1.21)%	(0.20)%	0.31 %	(0.94)%	(2.40)%
Fully tax-equivalent efficiency ratio, excluding acquisition related costs (adjusted efficiency ratio)[1]	59.91 %	61.63 %	61.24 %	63.72 %	62.05 %

The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. The adjusted efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization and acquisition related costs, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net and acquisition related costs.

Fee-based Revenue ($ millions)[1]	2Q19	1Q19	4Q18	3Q18	2Q18
Insurance commissions and fees	$ 23	$ 25	$ 21	$ 22	$ 24
Wealth management fees	21	20	20	21	20
Service charges and deposit account fees	15	15	16	17	16
Card-based fees	10	9	10	10	10
Other fee-based revenue	5	4	5	4	4
Fee-based revenue	$ 74	$ 74	$ 74	$ 74	$ 75
Other	21	17	11	14	18
Total noninterest income	$ 96	$ 91	$ 84	$ 88	$ 93

Acquisition Related Costs ($ in millions, except per share data)	YTD 2019	YTD 2019 per share data[2]	2Q 2019	2Q 2019 per share data[2]	1Q 2019	1Q 2019 per share data[2]
GAAP earnings	$ 164	$ 0.99	$ 81	$ 0.49	$ 83	$ 0.50
Change of control and severance	1		1		—	
Facilities and other	2		2		—	
Contract terminations and conversion costs	1		1		—	
Total acquisition related costs	$ 4	$	4	$	1	
Less additional tax expense	$ 1	$	1	$	—	
Earnings, excluding acquisition related costs[1]	$ 167	$ 1.02	$ 84	$ 0.51	$ 84	$ 0.50

[1]This is a non-GAAP financial measure. Management believes these measures are meaningful because they reflect adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share, provide greater understanding of ongoing operations and enhance comparability of results with prior periods.
[2]Earnings and per share data presented after tax.

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